INCREASING LENDER AGREEMENT

THIS INCREASING LENDER AGREEMENT, dated as of November 1, 2013 (this “Increasing Lender Agreement”), is made by the Lenders party hereto (each an “Increasing Lender”) pursuant to Section 2.15 of the Credit Agreement.

RECITALS

WHEREAS, Piedmont Natural Gas Company, Inc., a North Carolina corporation (the “Borrower”), is a party to that certain Amended and Restated Credit Agreement, dated as of October 1, 2012, among the Borrower, the lenders from time to time party thereto (including the Increasing Lenders, collectively, the “Lenders”) and Wells Fargo Bank, National Association, as the administrative agent (the “Administrative Agent”) (as amended, restated, amended and restated or otherwise supplemented or modified, the “Credit Agreement”; capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement); and

WHEREAS, pursuant to Section 2.15 of the Credit Agreement, the Borrower has requested an increase in the Aggregate Commitments, and each Increasing Lender has agreed to increase its Commitment under the Credit Agreement pursuant to the terms thereof and upon the Borrower’s satisfaction of all conditions set forth in Section 2.15 of the Credit Agreement as of the date hereof (the “Increase Effective Date”), so that the total Aggregate Commitments on the Increase Effective Date shall be $850,000,000.

In consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged:

1. As of the Increase Effective Date, each Increasing Lender acknowledges, agrees and confirms, by its execution of, and after giving effect to, this Increasing Lender Agreement, its Commitment and Applicable Percentage shall be as set forth on Schedule 2.01 hereto, which hereby replaces existing Schedule 2.01 of the Credit Agreement in its entirety.

2. As of the Increase Effective Date, the outstanding Revolving Loans and Applicable Percentages of Swing Line Loans and L/C Obligations will be reallocated by the Administrative Agent among the Lenders in accordance with their revised Applicable Percentages (and such Lenders agree to make all payments and adjustments necessary to effect such reallocation and the Borrower shall pay any and all costs required pursuant to Section 3.05 of the Credit Agreement in connection with such reallocation as if such reallocation were a repayment).

3. As of the Increase Effective Date, the Administrative Agent shall have received an upfront fee payable to each Lender party hereto as set forth in that certain Engagement Letter dated as of October 9, 2013 (the “Engagement Letter”) between the Borrower and Wells Fargo Securities, LLC, and all other fees and expenses set forth in the Engagement Letter that are payable on or before the Closing Date as defined therein (including the fees and expenses of counsel to the Administrative Agent).

4. This Increasing Lender Agreement shall (a) be deemed to be a Loan Document, and (b) be governed by all the terms and provisions of the Credit Agreement, which terms are incorporated herein by reference, are ratified and confirmed as a valid and binding agreement of each Increasing Lender enforceable against such Increasing Lender.

5. This Increasing Lender Agreement may be executed in as many counterparts as necessary or convenient by one or more parties hereto as a facsimile, telecopy, pdf or other reproduction, and an executed copy of this Increasing Lender Agreement may be delivered by one or more parties hereto by facsimile, e-mail or other electronic transmission pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes.

6. THIS INCREASING LENDER AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NORTH CAROLINA.

IN WITNESS WHEREOF, the undersigned Increasing Lender has caused this Increasing Lender Agreement to be duly executed and delivered as of the date first above written.

INCREASING LENDERS:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By: /s Allison Newman
Name: Allison Newman
Title: Director

BANK OF AMERICA, N.A., as a Lender

By: /s Scott K. Mitchell
Name: Scott K. Mitchell
Title: Senior Vice President

BRANCH BANKING AND TRUST COMPANY, as a Lender

By /s Stuart M. Jones
Name: Stuart M. Jones
Title: Senior Vice President

JPMORGAN CHASE BANK, N.A., as a Lender

By: /s Helen D. Davis
Name: Helen D. Davis
Title: Vice President

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By: /s Dale A. Stein
Name: Dale A. Stein
Title: Senior Vice President

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By: /s Paul Vastola
Name: Paul Vastola
Title: SVP

ROYAL BANK OF CANADA, as a Lender

By: /s Rahul D. Shah
Name: Rahul D. Shah
Title: Authorized Signatory

Acknowledge and accepted as of
the date first written above:

PIEDMONT NATURAL GAS COMPANY,
as the Borrower

By: /s Robert O. Pritchard
Name: Robert O. Pritchard
Title: Vice President, Treasurer and Chief Risk Officer

Acknowledge and accepted as of
the date first written above:

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as Administrative Agent

By: /s Allison Newman
Name: Allison Newman
Title: Director

Schedule 2.01

COMMITMENT AND APPLICABLE PERCENTAGE